SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                     ___________________



Date of Report (Date of earliest event reported) July 11, 2001
                         BICO, INC.
   (Exact name of registrant as specified in its charter)


     Pennsylvania                  0-10822                   25-1229323
(State of other jurisdiction (Commission File Number)      (IRS Employer
  of incorporation)                                      Identification No.)


2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania  15220
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (412) 429-0673


      _________________________________________________________
    (Former name or former address, if changes since last report.)




Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          BICO, Inc. announced today that its consolidated revenue for the first two quarters of 2001, ending 6/30/01, was approximately $1.2 million compared to approximately $39 thousand for the same period on 2000. The consolidated revenue for the six months exceeds the highest consolidated revenue ever reported for an entire year since the Company went public in 1982.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                         SIGNATURES

      Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by /s/ Fred E. Cooper
                                          Fred E. Cooper, CEO
DATED:  July 11, 2001


      BICO, INC. REVENUE SHOWS CONSIDERABLE INCREASE

     Pittsburgh,   PA  -  July  11,  2001  -   BICO,   Inc.
(OTCBB:BIKO) announced today that its consolidated  revenue
for  the  first two quarters of 2001, ending  6/30/01,  was
approximately  $1.2 million compared to  approximately  $39
thousand  for  the same period in 2000.  This  consolidated
revenue  for  six  months exceeds the highest  consolidated
revenue  ever reported for an entire year since the Company
went public in 1982.
      The  revenue for the first half of 2001 was primarily
generated  by  BICO  subsidiaries  Petrol  Rem,  Inc.   and
ViaCirq, Inc.
        Petrol Rem's acquisition of subsidiary INTCO,  Inc.
in  October  2000 is providing steady monthly revenue  and,
together  with existing clients for Petrol Rem's oil  spill
clean  up  products,  is expected to continue  to  steadily
further  increase monthly consolidated revenue  for  Petrol
Rem and BICO.
      ViaCirq  recently launched its ThermoChem HT  System
for  use  by  physicians in treating abdominal cancer  with
regional hyperthermia.
      BICO,  Incorporated  has  its  corporate  offices  in
Pittsburgh,  PA  and  is involved in  the  development  and
manufacture   of   medical  and  environmental   solutions.
Subsidiary, Petrol Rem Inc., with corporate headquarters and manufacturing facilities in Pittsburgh, is focused on environmental solutions. BICO's subsidiary, ViaCirq, Inc., also located in Pittsburgh, PA, develops, and markets leading-edge hyperthermia products and services of the highest quality and value.




FOR FURTHER INFORMATION, CONTACT:
Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax

INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204
WEBSITE: www.bico.com